Income Taxes	12 Months Ended
Nov. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The benefit (provision) for income taxes consisted of the following:

	Years Ended November 30,
(In thousands)	2014	2013	2012
Current:
Federal	$(261,306)	(2,495)	(3,790)
State	3,340	(5,740)	(5,860)
	$(257,966)	(8,235)	(9,650)
Deferred:
Federal	$(42,847)	(207,588)	350,165
State	(40,278)	38,808	94,703
	(83,125)	(168,780)	444,868
	$(341,091)	(177,015)	435,218

A reconciliation of the statutory rate and the effective tax rate was as follows:

	Percentage of Pretax Income
	2014	2013	2012
Statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	3.17	3.16	3.79
Domestic production activities deduction	(2.81)	—	—
Tax reserves and interest expense	0.59	0.56	5.00
Deferred tax asset valuation reversal	(0.28)	(10.22)	(212.55)
Tax credits	(0.41)	(0.45)	(0.10)
Net operating loss adjustment (1)	—	—	(8.32)
Nondeductible compensation	—	—	0.40
Other	(0.46)	(1.09)	(1.65)
Effective rate	34.80%	26.96%	(178.43%)

(1)
During the year ended November 30, 2012, the Company recorded adjustments to its NOL carryforwards as a result of the conclusion of an IRS examination and additional state net operating loss adjustments.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of significant temporary differences that give rise to the net deferred tax assets were as follows:

	November 30,
(In thousands)	2014	2013
Deferred tax assets:
Inventory valuation adjustments	$59,208	68,170
Reserves and accruals	158,858	125,756
Net operating loss carryforwards	115,850	231,735
Capitalized expenses	66,768	71,739
Investments in unconsolidated entities	24,843	1,012
Other assets	32,904	29,017
Total deferred tax assets	458,431	527,429
Valuation allowance	(8,029)	(12,705)
Total deferred tax assets after valuation allowance	450,402	514,724
Deferred tax liabilities:
Capitalized expenses	64,448	75,921
Convertible debt basis difference	5,833	11,684
Rialto investments	22,262	16,268
Deferred income	7,707	4,467
Other	36,323	29,585
Total deferred tax liabilities	136,573	137,925
Net deferred tax assets	$313,829	376,799

The detail of the Company's net deferred tax assets were as follows:

		November 30,
(In thousands)		2014	2013
Deferred tax assets (liabilities)	Balance Sheet Presentation
Lennar Homebuilding	Other assets	$325,779	388,647
Rialto	Other liabilities	(3,335)	(7,815)
Lennar Financial Services	Other liabilities	(8,615)	(4,033)
Net deferred tax assets		$313,829	376,799

As of November 30, 2014 and 2013, the net deferred tax assets included a valuation allowance of $8.0 million and $12.7 million, respectively, primarily related to state net operating loss ("NOL") carryforwards that are not more likely than not to be utilized due to an inability to carry back these losses in most states and short carryforward periods that exist in certain states. During the year ended November 30, 2014, the Company reversed $4.7 million of valuation allowance, primarily due to the utilization of federal and state net operating losses. The Company continues to evaluate both positive and negative evidence in determining the need for a valuation allowance with respect to its tax benefits for state NOL carryforwards. In future periods, the remaining allowance could be reversed if additional sufficient positive evidence is present indicating that it is more likely than not that a portion or all of the Company's remaining deferred tax assets will be realized.
During the year ended November 30, 2013, the Company concluded that it was more likely than not that the majority of its deferred tax assets would be utilized. This conclusion was based on a detailed evaluation of all relevant evidence, both positive and negative. The positive evidence included factors such as consecutive quarters of earnings, actual and forecasted profitability, generating cumulative pre-tax earnings over a rolling four year period including the pre-tax earnings achieved during 2013, the expectation of continued earnings and evidence of a sustained recovery in the housing markets that the Company operates.
For the year ended November 30, 2013, the Company reversed $67.1 million of its valuation allowance primarily against its state deferred tax assets. This reversal was offset by a tax provision of $244.1 million, primarily related to pre-tax earnings during the year ended November 30, 2013, resulting in a $177.0 million provision for income taxes for the year ended November 30, 2013.
At November 30, 2014 and 2013, the Company had federal tax effected NOL carryforwards totaling $2.0 million and $88.1 million, respectively, that may be carried forward up to 20 years to offset future taxable income and begin to expire in 2025. At November 30, 2014 and 2013, the Company had state tax effected NOL carryforwards totaling $113.8 million and $143.6 million, respectively, that may be carried forward from 5 to 20 years, depending on the tax jurisdiction, with losses expiring between 2015 and 2034. As of November 30, 2014, state tax effected NOL carryforwards totaling $2.0 million may expire over the next twelve months, if sufficient taxable income is not generated to utilize the NOLs.
The following table summarizes the changes in gross unrecognized tax benefits:

	Years Ended November 30,
(In thousands)	2014	2013	2012
Gross unrecognized tax benefits, beginning of year	$10,459	12,297	36,739
Increases due to tax positions taken during the period (1)	—	1,982	—
Decreases due to settlements with taxing authorities (2)	(3,202)	(3,820)	(24,442)
Gross unrecognized tax benefits, end of year	$7,257	10,459	12,297

(1)	Increased the Company's effective tax rate for the year ended November 30, 2013 from 26.71% to 26.96%.

(2)
Decreased the Company's effective tax rate for the year ended November 30, 2014 from 35.13% to 34.80% and for the year ended November 30, 2012 from (178.03)% to (178.43)%. The decrease for the year ended November 30, 2013 had no effect on the Company's effective tax rate.

If the Company were to recognize its gross unrecognized tax benefits as of November 30, 2014, $4.7 million would affect the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to increase or decrease by a material amount within the following twelve months.
At November 30, 2014 and 2013, the Company had $31.5 million and $19.1 million, respectively, accrued for interest and penalties, of which $14.0 million and $3.8 million, were recorded during the years ended November 30, 2014 and 2013, respectively. During the years ended November 30, 2014 and 2013, the accrual for interest and penalties was reduced by $1.6 million and $5.2 million, respectively, as a result of the payment of interest related to state tax payments resulting from settled IRS examinations and various state issues.
The IRS is currently examining the Company’s federal income tax return for fiscal year 2013, and certain state taxing authorities are examining various fiscal years. The final outcome of these examinations is not yet determinable. The statute of limitations for the Company’s major tax jurisdictions remains open for examination for fiscal year 2005 and subsequent years. The Company participates in an IRS examination program, Compliance Assurance Process, "CAP." This program operates as a contemporaneous exam throughout the year in order to keep exam cycles current and achieve a higher level of compliance.